Exhibit 99.1

Investor Presentation 1 © 2024 NOVAVAX. All rights reserved. NASDAQ: NVAX | JUNE 2024

2 Cautionary note regarding forward - looking statements © 2024 NOVAVAX. All rights reserved. This presentation includes forward - looking statements . These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning . These forward - looking statements address various matters including information relating to the future of Novavax and its products, statements related to Novavax’s partnership with Sanofi and receipt of potential royalties and milestones thereunder, its near - term priorities including delivering an updated single - dose pre - filled syringe and unit dose vial COVID - 19 vaccine for the start of the 2024 - 2025 vaccination season, initiating a pivotal Phase 3 trial for CIC and seasonal influenza in the second half of 2024 , a possible combination vaccine and/or seasonal influenza launch in 2026 , reducing rate of spend, managing cash flow and evolving its scale and structure, the amount and impact of Novavax’s previously announced global restructuring and cost reduction plan and new cost reduction plan, its operating plans, objectives and prospects, full year 2024 financial guidance, its future financial or business performance, conditions or strategies, its partnerships, including with respect to the launch of R 21 /Matrix - M Malaria vaccine, the ongoing development of its updated COVID - 19 vaccine and COVID - 19 - Influenza Combination (CIC) and seasonal influenza investigational vaccine candidates, the scope, timing and outcome of future and pending regulatory filings and actions, including Novavax’s expected U . S . Biologics License Application (BLA) submissions for Nuvaxovid, the availability of its updated COVID - 19 vaccine, the fall 2024 and future global COVID - 19 market opportunities, and the timing of delivery and distribution of its vaccine are forward - looking statements . Novavax cautions that these forward - looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . These risks and uncertainties include, without limitation, Novavax and Sanofi’s ability to successfully implement its partnership, including the ability to transition key processes and effect technology transfers, Novavax’s and Sanofi’s ability to successfully develop or commercialize any vaccines or vaccine candidates, Novavax’s ability to successfully manufacture, distribute, or market its updated COVID - 19 vaccine for the 2024 - 2025 vaccination season ; challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification, assay validation and stability testing, necessary to satisfy applicable regulatory authorities ; challenges or delays in conducting clinical trials ; our plans to sell our COVID - 19 vaccine for the 2024 - 2025 vaccination season under Emergency Use Authorization ; challenges or delays in obtaining regulatory authorization or policy recommendations for its product candidates, including its updated COVID - 19 vaccine in time for the 2024 - 2025 vaccination season or for future COVID - 19 variant strain changes ; manufacturing, distribution or export delays or challenges ; Novavax’s substantial dependence on Serum Life Sciences Limited for supply of Novavax’s COVID - 19 vaccines and the impact of any delays or disruptions in their operations on the delivery of customer orders and commercial supply to Sanofi ; difficulty obtaining scarce raw materials and supplies ; resource constraints, including human capital and manufacturing capacity, and constraints on Novavax’s ability to pursue planned regulatory pathways, alone or with partners, in multiple jurisdictions simultaneously, leading to staggered regulatory filings, and potential regulatory actions ; challenges in implementing its global restructuring and cost reduction plan ; Novavax’s ability to timely deliver doses ; challenges in obtaining commercial adoption and market acceptance of its updated COVID - 19 vaccine, NVX - CoV 2373 or any COVID - 19 variant strain - containing formulation ; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities, including requirements to deliver doses that may require Novavax to refund portions of upfront and other payments previously received or result in reduced future payments pursuant to such agreements ; challenges related to the seasonality of vaccinations against COVID - 19 ; and the risks identified under the heading “Risk Factors” in Novavax' most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q, as well as subsequent filings with the Securities and Exchange Commission . Novavax cautions investors not to place considerable reliance on the forward - looking statements contained in this presentation . Investors are encouraged to read Novavax’ filings with the Securities and Exchange Commission, available at www . sec . gov and on our website at www . novavax . com, for a discussion of these and other risks and uncertainties . The forward - looking statements in this presentation speak only as of the date of this presentation, and we undertake no obligation to update or revise any of these statements . Our business is subject to substantial risks and uncertainties, including those referenced above . Investors, potential investors, and others should give careful consideration to these risks and uncertainties . Novavax TM (and all associated logos) is a trademark of Novavax, Inc . Matrix - M TM is a trademark of Novavax AB .

Company Overview SECTION 3 © 2024 NOVAVAX. All rights reserved.

Novavax corporate highlights 4 © 2024 NOVAVAX. All rights reserved. Positioned for long - term value creation through commercialization of proven technology Proprietary Matrix - M TM adjuvant differentiates pipeline Rapidly advancing COVID - 19 - Influenza Combination (CIC) vaccine to Phase 3 Proven p rotein - based technology platform COVID - 19 vaccine positioned to gain share in long - term market Fully integrated commercial - stage biotechnology company

Fully integrated commercial - stage biotechnology company with global presence 5 © 2024 NOVAVAX. All rights reserved. Global HQ & Corporate Offices • R&D and discovery laboratories • Manufacturing operations • Commercial Novavax HQ Novavax HQ Gaithersburg, Maryland Novavax AB Uppsala, Sweden Novavax CZ Bohumil, Czech Republic Serum Institute of India SK bioscience Takeda EU Commercial Operations Zurich, Switzerland APAC Commercial Operations Singapore Novavax AB – Matrix - M adjuvant Novavax CZ – Antigen Novavax Manufacturing North America European Union (EU) Asia - Pacific (APAC) Novavax Commercial Operations Serum Institute of India (SII) SK bioscience Takeda Strategic Partners North America Commercial Operations Gaithersburg, Maryland

Novavax's proven technology platform

Recombinant, Protein-based Nanoparticle Vaccine Technology



Combines the power and speed of genetic engineering to efficiently produce protein-based nanoparticles

Performance Characteristics

- Highly immunogenic and efficacious[1]
- Durable immune responses with reassuring safety profile[1]
- Refrigerator-stable
- Well-suited for development of combination vaccines
- Disease-agnostic and adaptable

Matrix-M Adjuvant Technology



Stimulates the entry of antigen presenting cells (APCs) into the injection site and enhances antigen presentation in local lymph nodes

Performance Characteristics

- Induces broad, robust neutralizing response[2]
- Long-lived polyfunctional CD4+ cellular response[2]
- Antigen sparing[2]
- Large safety database included in approved vaccines[2,3]
- Reactogenicity consistent with licensed vaccines[2,3]

novavax

1. Dunkle, LM et al., 2022. DOI.; Heath, PT et al., 2022. DOI.; Áñez, G et al., 2023. DOI.; Shinde, V et al., 2020. DOI.; Shinde, V et al., 2021. DOI.
2. Stertman, L et al., 2023. DOI.
3. Datoo, MS et al., 2022. DOI.

© 2024 NOVAVAX. All rights reserved.

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Core vaccine products and pipeline

Significant opportunities for future development

Disease	Product		Preclinical	Phase 1	Phase 2	Phase 3	Authorized
Novavax							
Coronavirus	Novavax COVID-19 Vaccine[1]	Matrix-M					
COVID / Influenza	Combination Vaccine (CIC)	Matrix-M					
Seasonal Influenza	Influenza (Older Adults)	Matrix-M					
Partnered							
Malaria	R21/Matrix-M™ adjuvant[2]	Matrix-M					

Novavax continues to optimize preclinical candidates, including a new approach to H5N1 pandemic bird flu vaccination, and expand our core technology for novel applications including mucosal vaccination and high-density nanoparticles.

1. Authorized in select geographies under trade names Novavax COVID-19 Vaccine, Adjuvanted; Covovax™; and Nuvaxovid™, and authorized in the U.S. under trade name, Novavax COVID-19 Vaccine, Adjuvanted (2023-2024 Formula); Ongoing post-authorization Phase 3 strain change trial.
2. Authorized in Ghana, Nigeria, and Burkina Faso; Commercialized by Serum Institute of India; Granted prequalification by the WHO.

novavax

© 2024 NOVAVAX. All rights reserved.
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Novavax & Sanofi Collaboration and License Agreement SECTION 8 © 2024 NOVAVAX. All rights reserved. Announced May 10, 2024

Novavax and Sanofi collaboration and licensing agreement summary This agreement is a further validation of our technology platform and provides significant opportunity to drive value creation and benefit global public health 9 © 2024 NOVAVAX. All rights reserved. A multi - billion dollar potential across upfronts, equity investment, milestones and royalties C o - exclusive license to co - commercialize Novavax’s current stand - alone adjuvanted COVID - 19 vaccine worldwide* Sole license to Novavax’s adjuvanted COVID - 19 vaccine for use in combination with Sanofi’s flu vaccines ** Non - exclusive license to use the Matrix - M adjuvant in vaccine products Sanofi made a minority (<5%) equity investment in Novavax jdsfm * Except in countries with existing Advance Purchase Agreements and in India, Japan, and South Korea where Novavax has existing partnership agreements ** Novavax retains the right to develop its own Covid - 19 / Flu combination product using its Covid - 19 and internally developed flu vaccine

Novavax and Sanofi collaboration and licensing agreement summary (2)

Summary of financial terms

Eligible for payments of up to ~$1.3 billion via upfront, equity investment and COVID-19 related milestones plus royalties

Q2 Payments	Upfront payment Equity Investment Total Q2 2024	$500M ~$70M ~$570M
Nuvaxovid COVID-19 (Mono)	US sBLA approval (PFS) US Authorization Transfer (PFS) EMA MAH Transfer (PFS) Pediatric Study Database Lock COVID-19 manufacturing technology transfer Total	$175M $25M $25M $50M $75M $350M
COVID-19 Combination Products	Product development and approval milestones	$350M
	Combined	**~$1,270M**

Equity investment of ~$70M

Royalties

COVID-19 Products (Mono): Eligible for tiered royalty on net product sales in the high teens to low twenties

CIC Products & Other Combination Products: Eligible for tiered royalty on net product sales in the mid single digits to sub teens percentages novavax

© 2024 NOVAVAX. All rights reserved.

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Novavax and Sanofi collaboration and licensing agreement summary (3) Summary of financial terms Candidate selection & clinical milestones (*) $10M Launch & sales milestones $200M New vaccines Matrix - M TM New vaccines with Matrix - M TH : Eligible for royalty on net product sales in the mid single digits Eligible for payments for new vaccine candidate plus royalties 11 © 2024 NOVAVAX. All rights reserved. (*) Sanofi may select the first four of such products without having to pay these milestones Cost Reimbursement Novavax is eligible to be reimbursed by Sanofi for: o Research and development and medical affairs costs related to the COVID Mono Products in accordance with agreed upon plans and budgets o Select technology transfer costs o COVID - 19 commercial supply o Matrix - M and components supply

Near - term Priorities SECTION 12 © 2024 NOVAVAX. All rights reserved.

2024 Near - term priorities jdsfm Priority #1 Prioritize the successful transition to our new partnership with Sanofi 13 1. A portion of which we expect to be reimbursed by Sanofi under the collaboration and licensing agreement © 2024 NOVAVAX. All rights reserved. jdsfm Priority #2 Continue to expand and diversify organic opportunities, and create additional value via our technology platform jdsfm Priority #3 Prepare to initiate an additional cost reduction program to reduce 2025 R&D plus SG&A expenses to below $500M 1 jdsfm Priority #4 Deliver an updated product for the 2024 - 2025 vaccination season

14 © 2024 NOVAVAX. All rights reserved. Well - positioned to deliver a differentiated CIC vaccine and capture significant market opportunity Leverage Proven Technology Platform 1. Protein Receptivity Study (January 2022). 2. IQVIA Demand Study (2023). 3. IPSOS syndicated Awareness, Trial and Usage tracker (From March 2023 to September 2023), HCP monthly pulse (starting in Octob er 2023). • ~25 - 30% of consumers 1 and healthcare professionals 2 surveyed, prefer a protein - based option Growing Awareness of Novavax in the U.S. 44% 46% 72% 80% 0% 20% 40% 60% 80% 100% Mar-23 Jun-23 Oct-23 Jan-24 % HCPs Strong Preference Share for Protein - Based Option • Commercialized COVID - 19 vaccine with demonstrated efficacy and tolerability profile • Matrix - M induces broad antibody response and long - lived cellular response • Quadrivalent influenza vaccine candidate with positive Phase 3 results generated o Potential to be competitive with stand - alone influenza vaccines U.S. HCP - Aided Awareness 3 Priority #2

Clinical program has been modified to seek licensure for both CIC and Stand-alone influenza (tNIV) in ≥ 60 yo

Priority #2

Designed to achieve accelerated approval endpoints for both products with no change to timelines

Phase 3a on track for 2H2024
- Immunologic non-inferiority/superiority study against age-recommended licensed comparators
- Adults ≥ 60 yo; N=4,000
- Reconfirming FDA concurrence with revised program design

Lot-to-Lot manufacturing consistency studies 2H 2024
- CIC lot-to-lot in ≥ 60 yo(N=~1,650)
- tNIV lot-to-lot study in ≥ 60 yo(N=~1,250)

Top-line data for decision-making expected 2Q2025

Potential Accelerated Approval filings 2H2025

Potential launch 2026

Phase 3a Study Design


Part A: COVID-Influenza-Combination
CIC
+
Placebo
vs
tIIV
+
Novavax COVID-19
Part B: Stand-alone Influenza (tNIV)
tNIV
+
Placebo
vs
tIIV
+
Placebo

tNIV = Trivalent nanoparticle influenza vaccine
tIIV = Trivalent inactivated influenza vaccine

© 2024 NOVAVAX. All rights reserved.
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R&D and SG&A expense trends & 2024 guidance $1.7B Creating a more lean and agile organization • Reduced workforce by 30 % compared to the first quarter of 2023 • Targeting FY 2024 R&D and SG&A expenses of $700 - $ 75 0 million • Preparing to initiate an additional cost reduction program to reduce 2025 R&D plus SG&A expenses to below $500 million, a portion of which we expect to be reimbursed by Sanofi under the agreement • Prioritizing improvements to long - term supply chain efficiency, including exploring sale of CZ manufacturing facility Combined Annual R&D and SG&A Expense $7 25 M $1.2B Midpoint 16 © 2024 NOVAVAX. All rights reserved. ~$1B reduction compared to FY 2022 Midpoint $700M - $ 75 0M Priority #3

Setting the stage for a stronger U.S. commercial performance in 2024+ 2024 - 2025 Vaccination Season Goals Single - dose pre - filled syringe Product Presentation Timing of Product at Distribution Centers Ready to be Shipped Market Access Marketing Efforts 17 © 2024 NOVAVAX. All rights reserved. Targeting August 2024 National and Regional Retail Large IDNs and HMOs EUA for updated strain in PFS pending FDA Authorization Status Retail channel: Focus on 60+ consumer segments Priority #4

COVID - 19 commercial execution in rest of world in 2024+ Europe Australia, New Zealand and Canada 18 © 2024 NOVAVAX. All rights reserved. • Seeing a more normal, non - pandemic consumer demand pattern • Delivering unit - dose presentation • Focusing on key countries driving business : Italy, Spain , France, the U.K., Poland and Germany • U.K. activating private market • Entering commercial market for first - time • Secured NACI recommendation in Canada • Preparing for National Immunization Program and retail model in Australia and New Zealand Priority #4

Financial Guidance and Corporate Milestones SECTION 19 © 2024 NOVAVAX. All rights reserved.

Full year 2024 financial guidance $ in millions FY 2024 Combined Revenue & Sanofi Agreement Payments $970 - $1,170 Total Revenue 1,2 $400 - $600 Initial Sanofi Agreement Payments 3 ~$570 Combined R&D and SG&A $700 - $750 20 © 2024 NOVAVAX. All rights reserved. Total potential contract value for APAs outstanding, as of March 31 , 2024 , w ere over $ 600 m illion related to expected dose deliveries for the second quarter of 2024 through 2026 . This amount excludes deferred revenue associated with the 2023 Canada amendments to forfeit doses . Guidance Notes : Guidance as of May 10 th , 2024. We undertake no obligation to update or revise this guidance in the future. 1. Total Revenue includes product sales, and royalties & other revenue . 2. Full year 2024 guidance reflects APA expected dose delivery schedules of $ 150 million to $ 250 million and non - APA related revenue of $ 25 0 million to $ 35 0 million, subject to updated variant manufacturing and regulatory approvals, from a combination of commercial market product sales plus royalties and other revenue from our partner - related activity . The update to the expected 2024 APA dose delivery schedules reflects the anticipated shift of approximately $ 250 million in contracted doses from 2024 to future periods . 3. Sanofi agreement initial payments include a non - refundable $ 500 million upfront payment to be received within 10 days and an immediate $ 69 million equity investment in Novavax .

Corporate Milestones 21 © 2024 NOVAVAX. All rights reserved. EMA, WHO and U.S. VRBPAC regulatory guidance on COVID - 19 strain selection for fall 2024 (April and June 2024) Announce Novavax and Sanofi collaboration and licensing agreement (May 2024) Fall 2024 COVID - 19 commercial performance Initiate CIC and stand - alone influenza Phase 3 study (2H 2024) CIC Phase 3 results (1H 2025) Acceptance of U.S. COVID - 19 BLA submission (PDUFA date of April 2025)

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